                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                   ---------------

                                       FORM 8-K

                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)   December 3, 1996
                                                ------------------------------

                               CHICO'S FAS, INC.
             (Exact name of registrant as specified in its charter)




          FLORIDA                        0-21258                59-2389435
----------------------------      ---------------------    -------------------
(State or other Jurisdiction      (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                     Identification No.)





11215 Metro Parkway, Fort Myers, Florida                         33912
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (941) 277-6200
                                                              --------------


-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                                PAGE 2
--------------------------------------------------------------------------------

ITEM 8.  CHANGE IN FISCAL YEAR.

     The purpose of this Current Report on Form 8-K is to disclose that the Board of Directors of Chico's FAS, Inc., a corporation organized under the laws of the state of Florida, (the "Company") determined on December 3, 1996 to change the Company's fiscal year end from a 52-53 week year ending on the Sunday closest to December 31, as used in the Company's most recent report on Form 10-K, to a 52-53 week year ending on the Saturday closest to January 31, effective with the period ended January 28, 1996. In accordance with Rule 13a-10(d) under the Securities Exchange Act of 1934, as amended, because the transition period (January 1, 1996 through January 28, 1996) covers a period of one month or less and the first report required to be filed by the Company for its newly adopted fiscal year after the date of the Company's determination to change the fiscal year end is an annual report on Form 10-K (for the fiscal year January 29, 1996 through February 1, 1997), the Company will not be filing a separate transition report for the transition period, but instead will include a report on the January 1, 1996 through January 28, 1996 transition period in and as part of the Company's Annual Report on Form 10-K for the fiscal year ending February 1, 1997.

     Unaudited quarterly and year-end condensed statements of income for the most recent eleven quarters, restated as if the above-described change in fiscal year had been effective during such entire period are presented as follows:


   Fiscal year ended January 28, 1996 and January 29, 1995:            Page
                                                                       ----

    Quarters ended  4/30/95 and  5/01/94                                 3
    Quarters ended  7/30/95 and  7/31/94                                 4
    Quarters ended 10/29/95 and 10/30/94                                 5
    Quarters ended  1/28/96 and  1/29/95                                 6

   Fiscal year ending February 1, 1997:
    Quarter ended   4/28/96                                              7
    Quarter ended   7/28/96                                              8
    Quarter ended 10/27/96                                               9

CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                                PAGE 3
--------------------------------------------------------------------------------




                         Condensed Statements of Income
                                  (Unaudited)




                                                   Thirteen Weeks Ended
                                                   4/30/95      5/1/94
                                                 -----------  ----------

Net Sales by Company Stores                      $15,456,222   $15,180,985
Net Sales to Franchisees                             840,752       813,722
                                                 -----------   -----------
  Net Sales                                       16,296,974    15,994,707
Cost of Goods Sold                                 7,497,201     5,472,071
                                                 -----------   -----------
  Gross Profit                                     8,799,773    10,522,636


General, Administrative and Store
  Operating Expenses                               7,609,123     7,024,553
                                                 -----------   -----------
     Income from Operations                        1,190,650     3,498,083
Interest Expense, net                                151,752        13,078
                                                 -----------   -----------
  Income Before Taxes                              1,038,898     3,485,005
Provision for Income Taxes                           418,000     1,379,000
                                                 -----------   -----------
     Net Income                                  $   620,898   $ 2,106,005
                                                 ===========   ===========


Net income per common and
  common equivalent share                        $      0.08   $      0.26
                                                 ===========   ===========


Weighted average common and
  common equivalent shares
  outstanding                                      7,918,385     8,033,153
                                                 ===========   ===========

CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                                PAGE 4
--------------------------------------------------------------------------------




                         Condensed Statements of Income
                                  (Unaudited)




                             Twenty-Six Weeks Ended    Thirteen Weeks Ended
                               7/30/95      7/31/94      7/30/95     7/31/94
                             -----------  -----------  ----------- -----------
Net Sales by Company Stores  $30,142,832  $29,028,355  $14,686,610 $13,847,370
Net Sales to Franchisees       1,590,963    1,972,555      750,211   1,158,833
                             -----------  -----------  ----------- -----------
  Net Sales                   31,733,795   31,000,910   15,436,821  15,006,203
Cost of Goods Sold            13,749,184   10,942,831    6,251,983   5,470,760
                             -----------  -----------  ----------- -----------
  Gross Profit                17,984,611   20,058,079    9,184,838   9,535,443


General, Administrative and
  Store Operating Expenses    15,418,254   14,598,280    7,809,131   7,573,727
                             -----------  -----------  ----------- -----------
     Income from Operations    2,566,357    5,459,799    1,375,707   1,961,716
Interest Expense (Income), net   295,920       10,859      144,168      (2,219)
                             -----------  -----------  ----------- -----------
  Income Before Taxes          2,270,437    5,448,940    1,231,539   1,963,935
Provision for Income Taxes       927,000    2,146,000      509,000     767,000
                             -----------  -----------  ----------- -----------
     Net Income              $ 1,343,437  $ 3,302,940  $   722,539 $ 1,196,935
                             ===========  ===========  =========== ===========



Net income per common and
  common equivalent share    $      0.17  $      0.41  $      0.09  $     0.15
                             ===========  ===========  =========== ===========


Weighted average common and
  common equivalent shares
  outstanding                  7,898,472    8,053,104    7,885,642   8,067,753
                             ===========  ===========  =========== ===========

CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                                PAGE 5
--------------------------------------------------------------------------------



                         Condensed Statements of Income
                                  (Unaudited)




                              Thirty-Nine Weeks Ended   Thirteen Weeks Ended
                               10/29/95     10/30/94     10/29/95    10/30/94
                               --------     --------      -------    --------

 Net Sales by Company Stores  $44,370,277  $42,874,790  $14,227,445  $13,846,435
 Net Sales to Franchisees       2,176,118    3,106,332      585,155    1,133,777
                              -----------  -----------  -----------   ----------
  Net Sales                    46,546,395   45,981,122   14,812,600   14,980,212
Cost of Goods Sold             20,038,685   16,759,913    6,289,501    5,817,082
                              -----------  -----------  -----------  -----------
  Gross Profit                 26,507,710   29,221,209    8,523,099    9,163,130


General, Administrative and
  Store Operating Expenses     23,028,102   22,413,767    7,609,848    7,815,487
                              -----------  -----------  -----------   ----------
    Income from Operations      3,479,608    6,807,442      913,251    1,347,643
Interest Expense, net             455,957       33,571      160,037       22,712
                              -----------  -----------  -----------   ----------
  Income Before Taxes           3,023,651    6,773,871      753,214    1,324,931
Provision for Income Taxes      1,210,000    2,671,000      283,000      525,000
                              -----------  -----------  -----------   ----------
    Net Income                $ 1,813,651  $ 4,102,871  $   470,214  $   799,931
                              ===========  ===========  ===========  ===========



Net income per common and
  common equivalent share     $      0.23  $      0.51  $      0.06  $      0.10
                              ===========  ===========  ===========  ===========



Weighted average common and
  common equivalent shares
  outstanding                   7,888,986    8,033,031    7,862,020    7,959,869
                              ===========  ===========  ===========  ===========

CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                                PAGE 6
--------------------------------------------------------------------------------




                     Condensed Statements of Income (Loss)
                                  (Unaudited)



                                Fifty-Two Weeks Ended      Thirteen Weeks Ended
                                1/28/96       1/29/95      1/28/96       1/29/95
                                -------       -------      -------       -------
Net Sales by Company Stores    $58,090,908  $55,559,863  $13,720,631   $12,685,073
Net Sales to Franchisees         2,672,345    3,693,492      496,227       587,160
                               -----------  -----------  -----------   -----------
  Net Sales                     60,763,253   59,253,355   14,216,858    13,272,233
Cost of Goods Sold              26,483,643   22,670,686    6,444,958     5,910,773
                               -----------  -----------  -----------   -----------
  Gross Profit                  34,279,610   36,582,669    7,771,900     7,361,460


General, Administrative and
    Store Operating Expenses    30,842,370   31,306,322    7,814,268     8,892,555
                               -----------  -----------  -----------   -----------
     Income (loss) from
     Operations                  3,437,240    5,276,347      (42,368)   (1,531,095)
Interest Expense, net              619,957      159,047      164,000       125,476
                               -----------  -----------  -----------   -----------
  Income (loss) Before Taxes     2,817,283    5,117,300     (206,368)   (1,656,571)
Provision for (Benefit from)
  Income Taxes                   1,141,000    2,095,000      (69,000)     (576,000)
                               -----------  -----------  -----------   -----------
     Net Income (loss)         $ 1,676,283  $ 3,022,300  $  (137,368)  $(1,080,571)
                               ===========  ===========  ===========   ===========



Net income (loss) per common
  and common equivalent share  $      0.21  $      0.38  $     (0.02)  $     (0.14)
                               ===========  ===========  ===========   ===========


Weighted average common and
  common equivalent shares
  outstanding                    7,872,787    8,002,869    7,826,534     7,924,442
                               ===========  ===========  ===========   ===========

CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                                PAGE 7
--------------------------------------------------------------------------------




                         Condensed Statements of Income
                                  (Unaudited)




                                            Thirteen Weeks Ended
                                           4/28/96        4/30/95
                                           -------        -------

Net Sales by Company Stores              $17,022,227    $15,456,222
Net Sales to Franchisees                     280,325        840,752
                                         -----------    -----------
  Net Sales                               17,302,552     16,296,974
Cost of Goods Sold                         7,439,905      7,497,201
                                         -----------    -----------
  Gross Profit                             9,862,647      8,799,773

General, Administrative and Store
  Operating Expenses                       7,956,100      7,609,123
                                         -----------    -----------
    Income from Operations                 1,906,547      1,190,650
Interest Expense, net                        106,179        151,752
                                         -----------    -----------
  Income Before Taxes                      1,800,368      1,038,898
Provision for Income Taxes                   720,000        418,000
                                         -----------    -----------
  Net Income                             $ 1,080,368    $   620,898
                                         ===========    ===========



Net income per common and
  common equivalent share                $      0.13    $      0.08
                                         ===========    ===========


Weighted average common and
  common equivalent shares
  outstanding                              8,006,666      7,918,385
                                         ===========    ===========


CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                                PAGE 8
--------------------------------------------------------------------------------




                         Condensed Statements of Income
                                  (Unaudited)


                                    Twenty-Six Weeks Ended    Thirteen Weeks Ended
                                     7/28/96      7/30/95      7/28/96     7/30/95
                                     -------      -------      -------     -------
Net Sales by Company Stores        $32,600,795  $30,142,832  $15,578,568 $14,686,610
Net Sales to Franchisees               775,046    1,590,963      494,721     750,211
                                   -----------  -----------  ----------- -----------
  Net Sales                         33,375,841   31,733,795   16,073,289  15,436,821
Cost of Goods Sold                  13,432,773   13,749,184    5,992,868   6,251,983
                                   -----------  -----------  ----------- -----------
  Gross Profit                      19,943,068   17,984,611   10,080,421   9,184,838


General, Administrative and
  Store Operating Expenses          16,382,731   15,418,254    8,426,631   7,809,131
                                   -----------  -----------  ----------- -----------
    Income from Operations           3,560,337    2,566,357    1,653,790   1,375,707
Interest Expense, net                  191,971      295,920       85,792     144,168
                                   -----------  -----------  ----------- -----------
  Income Before Taxes                3,368,366    2,270,437    1,567,998   1,231,539
Provision for Income Taxes           1,347,000      927,000      627,000     509,000
                                   -----------  -----------  ----------- -----------
  Net Income                       $ 2,021,366  $ 1,343,437  $   940,998 $   722,539
                                   ===========  ===========  =========== ===========



Net income per common and
  common equivalent share          $      0.25  $      0.17  $      0.11 $     0.09
                                   ===========  ===========  =========== ===========


Weighted average common and
  common equivalent shares
  outstanding                        8,074,692    7,898,472    8,245,624   7,885,642
                                   ===========  ===========  =========== ===========

CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                                PAGE 9
--------------------------------------------------------------------------------




                         Condensed Statements of Income
                                  (Unaudited)





                                Thirty-Nine Weeks Ended    Thirteen Weeks Ended
                                 10/27/96    10/29/95      10/27/96    10/29/95
                                 --------    --------      --------    --------
Net Sales by Company Stores    $47,703,631  $44,370,277   $15,102,836  $14,227,445
Net Sales to Franchisees         1,399,472    2,176,118       624,426      585,155
                               -----------  -----------   -----------  -----------
  Net Sales                     49,103,103   46,546,395    15,727,262   14,812,600
Cost of Goods Sold              19,791,672   20,038,685     6,358,899    6,289,501
                               -----------  -----------   -----------  -----------
  Gross Profit                  29,311,431   26,507,710     9,368,363    8,523,099


General, Administrative and
  Store Operating Expenses      24,559,809   23,028,102     8,177,078    7,609,848
                               -----------  -----------   -----------  -----------
    Income from Operations       4,751,622    3,479,608     1,191,285      913,251
Interest Expense, net              290,292      455,957        98,321      160,037
                               -----------  -----------   -----------  -----------
  Income Before Taxes            4,461,330    3,023,651     1,092,964      753,214
Provision for Income Taxes       1,784,000    1,210,000       437,000      283,000
                               -----------  -----------   -----------  -----------
  Net Income                   $ 2,677,330  $ 1,813,651   $   655,964  $   470,214
                               ===========  ===========   ===========  ===========



Net income per common and
  common equivalent share      $      0.33  $      0.23   $      0.08  $      0.06
                               ===========  ===========   ===========  ===========


Weighted average common and
  common equivalent shares
  outstanding                    8,088,416    7,888,986     8,119,022   7,862,020
                               ===========  ===========   ===========  ===========


CHICO'S FAS, INC.                                              DECEMBER 12, 1996
CURRENT REPORT ON FORM 8-K                                               PAGE 10
--------------------------------------------------------------------------------




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CHICO'S FAS, INC.



                                        By: /s/ Marvin Gralnick
                                           -----------------------------
                                               Marvin Gralnick, CEO



                                        Dated:  December 12, 1996